UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material Pursuant to §240 14a-12

Infrastructure and Energy Alternatives, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January 21, 2020. Meeting Information INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. Meeting Type: Special Meeting For holders as of: November 29, 2019 Date: January 21, 2020 Time: 9:00 AM EST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/IEA2020SM The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/IEA2020SM and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. 6325 DIGITAL WAY SUITE 460 INDIANAPOLIS, IN 46278 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E87262-S94396 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on thefollowing page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 7, 2020 to facilitate timely delivery. How To Vote E87263-S94396 Please Choose One of the Following Voting Methods Vote By Internet: Before the Date of the Special Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/IEA2020SM. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR proposals 1 through 9. 1. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped Second ECA Warrants. 2. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped Third ECA Securities. 3. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped 2019 Commitment Series B-3 Preferred Stock and Capped 2019 Commitment Warrants. 4. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped 2020 Commitment Series B-3 Preferred Stock and Capped 2020 Commitment Warrants. 5. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped Preferred Exchange Agreement Warrants. 6. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the Rights Offering, including the issuance of Series B-3 Preferred Stock and Warrants. 7. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of Common Stock upon the conversion of shares of Series B-1 Preferred Stock. 8. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of Common Stock upon the conversion of shares of Series B-2 Preferred Stock. 9. To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of Common Stock upon the conversion of shares of Series B-3 Preferred Stock. E87264-S94396 NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

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